SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2000


                                  MERISEL, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                  0-17156                       95-4172359
(State or Other Jurisdiction    (Commission File              (I.R.S. Employer
       of Incorporation)            Number)                  Identification No.)



          200 Continental Boulevard, El Segundo, California 90245-0948
               (Address of Principal Executive Offices) (Zip Code)

                               (310) 615-3080
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
        (Registrant's Name or Former Address, if Changed Since Last Report)

                                                                  10
Item 2.  Acquisition or Disposition of Assets.

                  On October 30, 2000, Merisel announced that Merisel, Inc., a Delaware corporation (the "Company"), Merisel Americas, Inc., a Delaware corporation ("Americas"), and Arrow Electronics, Inc., a New York corporation ("Arrow"), had completed the sale by Americas of the outstanding capital stock of Merisel Open Computing Alliance, Inc. ("MOCA") to Arrow pursuant to a Stock Sale Agreement, dated as of September 15, 2000 (the "Stock Sale Agreement"). The Stock Sale Agreement provided for a purchase price of $110 million, subject to adjustments based on changes in working capital reflected on MOCA's closing balance sheet, plus an additional amount up to $37.5 million based upon development with respect to MOCA's business by the end of March 2001. The preliminary purchase price was approximately $191.2 million of which $18.5 million will be paid by Arrow on a deferred basis, subject to the collection of specified customer accounts receivable and returning of certain inventory, and approximately $57.5 million was for amounts outstanding under the Merisel asset securitization facility. Based on the preliminary purchase price, the Company expects to realize a gain of approximately $27.4 million from the sale of MOCA, without including the potential additional $37.5 million. The final purchase price will be adjusted for actual working capital amounts as of the closing date determined within 60 days of closing. These adjustments are not expected to be material.

                  In connection with the transaction, the Company, Americas, MOCA and Arrow have entered into a transition services agreement pursuant to which Americas will provide logistics management, order processing, configuration and information technology services to MOCA for an initial term of six months.

                  The Stock Sale Agreement, which was previously filed, is incorporated by reference into this Item 2.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (a)    Financial Statements of Business Acquired.

            Not Applicable

     (b)    Pro Forma Financial Information

            The following unaudited pro forma financial statements are filed with this report:

            Pro  Forma  Condensed  Consolidated  Balance  Sheet  as of June  30,
            2000.........................................................Page  4
            Pro  Forma  Condensed  Consolidated  Statements  of Operations:
                       Six Months Ended June 30, 2000.....................Page 5
                       Year Ended December 31, 1999.......................Page 6
            Notes to Unaudited Pro Forma Condensed Consolidated
                       Financial Statements ............................Page 7-8

            The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 2000 reflects the financial position of the Company after giving effect to the disposition of MOCA as discussed in Item 2 and assumes the disposition took place on June 30, 2000. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 and the six months ended June 30, 2000 assume that the disposition occurred on the first date of the period presented, and are based on the operations of the Company for the year ended December 31, 1999 and the six months ended June 30, 2000.

            The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction occurred as of the date or as of the first date of the periods presented.

            The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company for the year ended December 31, 1999 as filed on Form 10-K and for the six months ended June 30, 2000 as filed on Form 10-Q.

(c)  Exhibits:

         2.1 Stock Sale Agreement, dated as of September 15, 2000, by and among Merisel, Inc., a Delaware corporation, Merisel Americas, Inc., a Delaware corporation, and Arrow Electronics, Inc., a New York corporation (incorporated by reference to Form 8-K, File No. 0-17156, filed by Merisel on September 22, 2000).





                         PRO FORMA FINANCIAL INFORMATION

                         MERISEL, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2000
                                 (In thousands)
                                   (Unaudited)

                                                                          Pro Forma Adjustments
                                                                  ---------------------------------------
                                               Historical
                                                 6/30/00              MOCA          (a)       Other             Pro Forma
                                            -----------------     -----------------      ----------------      -----------------

Current Assets:
Cash and cash equivalents                         $  36,448                                  $  94,966    (b)      $   131,414
Accounts receivable (net of allowances)             214,516             $  89,082               18,531    (c)          143,965
Inventories                                         193,764                51,844                                      141,920
Prepaid expenses and other current assets             7,740                   667                                        7,073
Deferred income taxes                                   892                                                                892
                                            -----------------     -----------------      ----------------      -----------------
   Total current assets                             453,360               141,593              113,497                 425,264
Property and Equipment, Net                          75,501                   609                                       74,892
Cost in Excess of Net Assets Acquired, Net            3,784                                                              3,784
Other Assets                                            362                                                                362
                                            -----------------     -----------------      ----------------      -----------------
Total Assets                                     $  533,007            $  142,202           $  113,497             $   504,302
                                            =================     =================      ================      =================



Current Liabilities:
Accounts payable                                    305,153                54,690                                      250,463
Accrued liabilities                                  55,104                 6,645                2,500    (d)           50,959
Long-term debt and capitalized lease
   obligations - current                              5,904                                                              5,904
                                            -----------------     -----------------      ----------------      -----------------
   Total current liabilities                        366,161                61,335                2,500                 307,326
Long-Term Debt                                       87,500                                                             87,500
Capitalized Lease Obligations                           223                                                                223
                                            -----------------     -----------------      ----------------      -----------------
   Total Liabilities                                453,884                61,335                2,500                 395,049

Stockholder's Equity                                 79,123                80,867              110,997                 109,253
                                            -----------------     -----------------      ----------------      -----------------
Total Liabilities and Stockholders' Equity       $  533,007            $  142,202           $  113,497             $   504,302
                                            =================     =================      ================      =================


 See  accompanying  notes to unaudited pro forma  condensed consolidated financial statements.








                         PRO FORMA FINANCIAL INFORMATION

                         MERISEL, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                      (In thousands, except per share data)


                                                                          Pro Forma Adjustments
                                                                  ---------------------------------------
                                                Historical
                                                 6/30/00              MOCA          (a)       Other             Pro Forma
                                             ----------------     -----------------      ----------------      -----------------

Net Sales                                    $   2,091,608                558,760                              $   1,532,848
Cost of Sales                                    1,992,972                524,891                                  1,468,081
                                             ----------------     -----------------      ----------------      -----------------
Gross Profit                                        98,636                 33,869                                     64,767
Selling, General & Administrative Expenses         109,361                 18,500        $       5,816    (b)         96,677
Impairment Losses                                   19,487                                                            19,487
                                             ----------------     -----------------      ----------------      -----------------
Operating (Loss) Income                            (30,212)                15,369               (5,816)              (51,397)
Interest Expense                                     8,574                  2,994                2,994    (c)         8,574
Other Expense, Net                                  12,902                  4,732                                      8,170
                                             ----------------     -----------------      ----------------      -----------------
(Loss) Income Before Income Taxes and
extraordinary item                                 (51,688)                 7,643               (8,810)              (68,141)
Income Tax Expense                                     313                     87                                        226
                                             ----------------     -----------------      ----------------      -----------------
Net (Loss) Income before extraordinary item  $     (52,001)         $       7,556        $      (8,810)       $      (68,367)
                                             ================     =================      ================      =================

Net Loss Per Share before extraordinary              (0.65)                                                            (0.85)
item
                                             ================     =================      ================      =================

Weighted Average Number of Shares
   Outstanding                                      80,299                                                            80,299
                                             ================     =================      ================      =================




   See  accompanying  notes to unaudited pro forma  condensed consolidated financial statements.





                         PRO FORMA FINANCIAL INFORMATION

                         MERISEL, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                      (In thousands, except per share data)


                                                                          Pro Forma Adjustments
                                                                  ---------------------------------------
                                                Historical
                                                 12/31/99             MOCA          (a)       Other             Pro Forma
                                             ----------------     -----------------      ----------------      -----------------

Net Sales                                    $   5,188,679      $         957,283                              $   4,231,396
Cost of Sales                                    4,947,626                901,531                                  4,046,095
                                             ----------------     -----------------      ----------------      -----------------
Gross Profit                                       241,053                 55,752                                    185,301
Selling, General & Administrative Expenses         235,471                 33,281        $      9,807    (b)         211,997
Litigation-Related Charge                           12,000                                                            12,000
Restructuring Charge                                 3,200                                                             3,200
Impairment Losses                                    3,800                                                             3,800
                                             ----------------     -----------------      ----------------      -----------------
Operating (Loss) Income                            (13,418)                22,471              (9,807)               (45,696)
Interest Expense                                    17,849                  4,656               4,656    (c)         17,849
Other Expense, Net                                  28,962                  7,391                                     21,571
                                             ----------------     -----------------      ----------------      -----------------
(Loss) Income Before Income Taxes and
extraordinary item                                 (60,229)                10,424             (14,463)               (85,116)
Income Tax Expense                                     939                                                               939
                                             ================     =================      ================      =================
Net (Loss) Income before extraordinary item  $     (61,168)        $       10,424        $    (14,463)      $        (86,055)
                                             ================     =================      ================      =================

Net Loss Per Share before extraordinary              (0.76)                                                            (1.07)
item

Weighted Average Number of Shares
   Outstanding                                      80,279                                                            80,279
                                             ================     =================      ================      =================



   See  accompanying  notes to unaudited pro forma  condensed consolidated financial statements.


Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

1.   General

The foregoing unaudited pro forma condensed consolidated financial statements illustrate the effect of the sale by the Company of MOCA pursuant to a Stock Sale Agreement among the Company, Merisel Americas, Inc., and Arrow Electronics, Inc. At June 30, 2000 the purchase price would have been approximately $183.5 million, of which approximately $18.5 million would be paid by Arrow on a deferred basis, subject to the collection of certain specified customer accounts receivable and returning of certain inventory, and approximately $70.0 million would have been for amounts outstanding under the Merisel asset securitization facility. Assuming the transaction was completed on June 30, 2000, the Company would have realized a $30.1 million gain from the sale of MOCA, without including the potential additional $37.5 million, as follows:

                                                                 (in thousands)
Estimated purchase price                                            $183,535
Less pay down of asset securitization                                 70,038
Less estimated MOCA equity                                            80,867
Less estimated direct costs associated with transaction                2,500
                                                             -------------------

Estimated gain on sale of MOCA                                      $ 30,130
                                                             ===================


2.   Adjustments to Pro Forma Balance Sheet

(a) MOCA - Represents the historical unaudited June 30, 2000 balances for MOCA which are eliminated to reflect the sale of MOCA to Arrow.

(b) Cash - Consists of cash proceeds resulting from the sale of MOCA net of cash retained by Arrow pending the collection of specifically-identified MOCA accounts receivable and the return of certain inventory.

(c) Accounts Receivable - Consists of cash retained by Arrow pending the collection of specifically-identified MOCA accounts receivable and the return of certain inventory.

(d) Accrued Liabilities - Consists of estimated direct costs associated with the sale of MOCA including but not limited to legal, accounting and investment banking fees.


3. Adjustments to Pro Forma Income Statement for the Six Months Ended June 30, 2000

(a) MOCA - Represents the historical unaudited balances for MOCA for the six months ended June 30, 2000 which are eliminated to reflect the sale of MOCA to Arrow.

(b) Selling, General and Administrative Expenses - Consists of corporate costs allocated by the Company to MOCA (corporate overhead, administrative expenses, etc.) that would not have been eliminated due to the sale of MOCA.

(c) Interest Expense - Consists of interest expense allocated by the Company to MOCA (related to outstanding Senior Notes) that would not have been eliminated due to the sale of MOCA.

4.   Adjustments to Pro Forma Income Statement for the Year Ended December 31,
     1999

(a) MOCA - Represents the historical unaudited balances for MOCA for the year ended December 31, 1999 which are eliminated to reflect the sale of MOCA to Arrow.

(b) Selling, General and Administrative Expense - Consists of corporate costs allocated by the Company to MOCA (corporate overhead, administrative expenses, etc.) that would not have been eliminated due to the sale of MOCA.

(c) Interest Expense - Consists of interest expense allocated by the Company to MOCA (related to outstanding Senior Notes) that would not have been eliminated due to the sale of MOCA.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MERISEL, INC.



                                   By:      ______________________________
                                            TIMOTHY N. JENSON
                                            Executive Vice President and Chief
                                            Financial Officer


Date:    November 13, 2000

                                  EXHIBIT INDEX

Exhibit
Designation                Nature of Exhibit


         2.1 Stock Sale Agreement, dated as of September 15, 2000, by and among Merisel, Inc., a Delaware corporation, Merisel Americas, Inc., a Delaware corporation, and Arrow Electronics, Inc., a New York corporation (incorporated by reference to Form 8-K, File No. 0-17156, filed by Merisel on September 22, 2000).